Other Liabilities and Accruals	6 Months Ended
Jun. 30, 2018
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Other Liabilities and Accruals
7.	Other Liabilities and Accruals

All amounts are short-term and payable within 1 year.

	Balance per
	June 30, 2018	December 31, 2017
	(euros in thousands)
Accrued auditor’s fee	90	96
Personnel	315	446
R&D costs	8,777	5,272
IP – Legal fee	128	509
Bonuses	940	1,545
Subsidy advance received	145	224
Other accruals	465	535

	10,860	8,627

The research and development costs relate to accrued expenses for costs of certain development activities, such as clinical trials, and are recorded based on an evaluation of the progress to completion of specific tasks using data such as patient enrollment, clinical site activations, and information provided the Company by vendors on their actual costs incurred. The increase in research and development costs accrued expenses reflect the timing of enrollment in and support of the Company’s clinical trials, manufacturing of drug candidates used for clinical purposes, pre-clinical research efforts to support the Company’s internal research programs and the Incyte collaboration and license agreements and other collaboration agreements.

The bonuses relate to the employee bonuses for the financial year 2018, which will be paid out in February 2019. The decrease in bonuses accrual compared to December 31, 2017, related to the annual payment of the 2017 bonuses in the first quarter of 2018.

The subsidy advances received relate to active grants where the Company has received cash in excess of allowances which is required to be repaid or recognized as grant income when the relevant reimbursable costs are incurred as services are performed.